           As Filed with the Securities and Exchange Commission on June 28, 2004

                                                              File No. 333-37367
                                                              File No. 811-08419
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         PRE-EFFECTIVE AMENDMENT NO.                     [ ]

                       POST-EFFECTIVE AMENDMENT NO. 25                   [X]

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                              AMENDMENT NO. 27                           [X]

                               FORWARD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

        433 California Street, 11th Floor
            San Francisco, California                               94104
     (Address of Principal Executive Office)                     (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-999-6809

                                   ----------

                                J. ALAN REID, JR.
                               Forward Funds, Inc.
                        433 California Street, 11th Floor
                         San Francisco, California 94104
               (Name and address of agent for service of process)

                                   COPIES TO:

                                 ROBERT W. HELM
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006

                                   ----------

It is proposed that this filing will become effective:

     [X]  Immediately upon filing pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  On (date) pursuant to paragraph (b)
     [ ]  On (date) pursuant to paragraph (a)(1)
     [ ]  On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

[GRAPHIC]

PROSPECTUS

June 28, 2004

FORWARD FUNDS

                                                PROSPECTUS

                                                April 30, 2004

FORWARD FUNDS, INC.

  Forward Global Emerging Markets Fund

Prospectus dated June 28, 2004

This Prospectus describes one portfolio offered by Forward Funds, Inc. ("Forward Funds" or the "Company"). The Forward Global Emerging Markets Fund (the "Fund") offered by this Prospectus is a series of the Company which offers eight different portfolios. The seven portfolios not discussed in this Prospectus are offered by separate prospectuses, which are available by request. The Forward Global Emerging Markets Fund is a diversified portfolio that is designed for investors desiring long-term growth of capital.

The Fund has been established as part of an Agreement and Plan of Reorganization ("Reorganization Plan"). The Reorganization Plan contemplates that the Forward Global Emerging Markets Fund will adopt the Pictet Global Emerging Markets Fund (the "Pictet Fund"). The Reorganization Plan is subject to approval of shareholders of the Pictet Fund at a meeting scheduled for September 14, 2004. The Fund will not have investment operations and will not offer its shares to the general public under this Prospectus unless and until the Reorganization Plan is approved by the shareholders of the Pictet Fund and the transaction contemplated by the Reorganization Plan takes place ("Closing Date"). The Closing Date is scheduled for September 17, 2004. The shareholder meeting date and the Closing Date are subject to change. Assuming the Reorganization Plan is approved and is consummated, the Fund will be adopting the Pictet Fund's performance and financial history, and the "performance" section for the Fund will reflect the historical performance of the Pictet Fund for the time periods presented prior to the Closing Date. The Fund has investment objectives and policies that are identical or substantially similar to those of the Pictet Fund. The Fund will be managed by Forward Management, LLC and sub-advised by Pictet International Management Limited, the investment adviser that currently manages the Pictet Fund.

The Forward Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Forward Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

You should understand that an investment in the Forward Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
    FORWARD GLOBAL EMERGING MARKETS FUND...............................   1
       Objective.......................................................   1
       Principal Investment Strategy - Investing Primarily in Equity
         Securities of Companies in Emerging Market Countries..........   1
       What are the Principal Risks of Investing in the Forward Global
         Emerging Markets Fund?........................................   2
       Performance History.............................................   4
       Fund Fees and Expenses..........................................   6
    ADDITIONAL INVESTMENT STRATEGIES AND RISKS.........................   9
    MANAGEMENT OF THE FUND.............................................  12
       Investment Advisor..............................................  12
       The Sub-Advisor.................................................  13
    VALUATION OF SHARES................................................  14
    PURCHASING SHARES..................................................  15
       How to Buy Shares...............................................  15
    ABOUT YOUR PURCHASE................................................  18
    EXCHANGE PRIVILEGE.................................................  19
    REDEEMING SHARES...................................................  20
       Retirement Accounts.............................................  20
       Medallion Signature Guarantee...................................  21
       By Wire Transfer................................................  21
       By Telephone....................................................  22
       By Mail.........................................................  23
       By Systematic Withdrawal........................................  23
       Payments to Shareholders........................................  24
    INTERNET TRANSACTIONS..............................................  24
    DISTRIBUTION AND SHAREHOLDER SERVICE PLANS.........................  25
    DIVIDENDS AND TAXES................................................  25
       Federal Taxes...................................................  25
       Investment in Real Estate Investment Trusts.....................
    GENERAL INFORMATION................................................  27
       Shareholder Communications......................................  27
    FINANCIAL HIGHLIGHTS...............................................  28

                     FORWARD GLOBAL EMERGING MARKETS FUND

Objective

The Forward Global Emerging Markets Fund seeks to achieve long-term growth of capital.

Principal Investment Strategy - Investing Primarily in Equity Securities of Companies in Emerging Market Countries

The Forward Global Emerging Markets Fund invests primarily in the equity securities of emerging market countries. The Fund normally invests in at least fifteen, but never fewer than eight, emerging market countries. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

Emerging market countries are those identified as developing or emerging countries by the World Bank, International Finance Corporation or United Nations or countries not listed in the Morgan Stanley Capital International World Index. Currently, emerging market countries may include those in Latin America, Southeast Asia, Africa, Eastern Europe and the Middle East.

Emerging market stocks means equity securities:

  .  that are traded primarily in an emerging market country;
  . of companies that derive 50% or more of total revenue from goods or services produced or sold in emerging market countries;
  . of companies organized and with a principal office in an emerging market country.

In allocating the Fund's assets among emerging market countries, the sub-advisor uses a proprietary database to screen for countries that meet the following standards:

  .  Suitable safe custody of assets and freedom of capital movement;
  . A higher than average number of undervalued stocks when comparing the companies against their benchmark values;
  .  A favorable domestic liquidity environment;
  .  A reasonably liquid and diverse stock market;
  .  A good or improving fiscal balance; and

  . An undervalued or fairly valued exchange rate, combined with sustainable trade and current account balances.

In selecting individual emerging market stocks, the sub-advisor looks for companies with one or more of the following:

  .  Current or potential high and stable cash generation.
  .  Strong, liquid balance sheets.
  . Asset valuations significantly below replacement cost, or below the average for its sector on a global basis. The sub-advisor will also consider the debt of a company.
  .  A high free cash flow relative to the stock price.
  . In the case of banks, a low stock price relative to the asset base, combined with a high return on equity.

What are the Principal Risks of Investing in the Forward Global Emerging Markets Fund?

As with any investment, an investment in the Forward Global Emerging Markets Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Global Emerging Markets Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Global Emerging Markets Fund.

.. Emerging Market Stocks

Emerging market stocks may offer great investment value, but they may present greater investment risks than investing in the securities of U.S. companies. These risks include greater likelihood of economic, political or social instability, more volatile stock markets, the contagious effect of market or economic setbacks in one country on another emerging market country, possible governmental restrictions on currency conversions or trading, difficulty in accurately valuing emerging market stocks or selling them at their fair value, especially in down markets, and the availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

.. Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

.. Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.

.. Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser-developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.

Performance History

The bar chart below shows the Fund's annual total return for the Institutional Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years and for the life of the Fund compared with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Investor Class shares of the Fund will have similar annual returns when compared with Institutional Class shares because Institutional Class shares and Investor Class shares of the Fund are invested in the same portfolio of securities. The annual returns of Institutional Class shares will differ from those of the Investor Class shares only to the extent that the classes do not have the same expenses. The Retail and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Classes, respectively, of the Forward Global Emerging Markets Fund on September 17, 2004. Performance figures shown below represent performance of the Institutional Class of Pictet Global Emerging Markets Fund.

Annual Total Return

                                    [CHART]

1996      1997       1998      1999      2000      2001      2002      2003
------  --------   --------   ------   --------   -------   -------  -------
8.32%   (11.29)%   (23.22)%   63.73%   (36.98)%   (0.68)%    0.60%    72.72%


                        Best Quarter (6/30/99)   35.70%
                        Worst Quarter (6/30/98) (24.97)%

    Average Annual Total Returns (For                             Since
    the periods ended December 31, 2003)         1 Year 5 Year Inception/4/
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

    Forward Global Emerging Markets Fund
      Institutional Class/1/
    Return Before Taxes                          72.72% 12.21%    2.75%
    Return After Taxes on Distributions/2/       72.57% 12.07%    2.54%
    Return After Taxes on Distributions and Sale
      of Fund Shares/2/                          47.47% 10.61%    2.23%
    MSCI Emerging Markets Free Index/3/          56.28%  1.62%    1.64%

--------------
1  The Fund began offering Institutional Class shares on October 4, 1995

2 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for the Investor Class will vary.

3 The MSCI Emerging Markets Free Index includes securities of approximately 680 companies domiciled in 26 markets. The Fund has selected the MSCI Emerging Markets Free Index because the Fund's investment sub-advisor believes that the MSCI Emerging Markets Free Index provides a more accurate benchmark for comparing fund performance. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

4  The Fund began offering Investor Class shares on April 9, 2003.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Global Emerging Markets Fund.

Shareholder Fees

As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

             Shareholder Fees:
               (fees paid directly from your investment)
             ------------------------------------------------------
             Redemption Fee on shares sold or exchanged
               (as a percentage of amount redeemed) within 60
               days of purchase*                              2.00%
             ------------------------------------------------------

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

          Annual Fund Operating Expenses:
            (expenses that are deducted from   Investor Institutional
            Fund assets)                       Class    Class
          -----------------------------------------------------------
          Management Fee                        1.25%       1.25%
          -----------------------------------------------------------
          Distribution (12b-1) Fees/1/          0.25%        N/A
          -----------------------------------------------------------
          Other Expenses/2/                     1.47%       1.47%
          -----------------------------------------------------------
          Total Annual Fund Operating Expenses  2.97%       2.72%
          -----------------------------------------------------------
          Fee Waiver/3/                        (1.02)%     (1.02)%
          -----------------------------------------------------------
          Net Expenses                          1.95%       1.70%
          -----------------------------------------------------------

--------------
1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets of the Investor Class may be used to pay distribution fees.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets of the Investor Class could be used to pay shareholder servicing fees.

3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until September 19, 2005 in amounts necessary to limit the Fund's Investor Class shares and Institutional Class shares operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of 1.95% and 1.70%, respectively. For the three years following the date on which the expense was incurred the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the costs of investing in the Forward Global Emerging Markets Fund with the costs of investing in other mutual funds.

The example assume that you invest $10,000 in the Forward Global Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           Investor Class Institutional Class
                           -------------- -------------------
                   1 Year.     $  198           $  173
                   3 Years     $  823           $  748
                   5 Years     $1,473           $1,349
                  10 Years     $3,217           $2,977

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to the Fund.

..  Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, the Fund may not follow its principal investment strategy and may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on the Fund's ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

..  Portfolio Turnover

Although the Fund's sub-advisor seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-advisor believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the Fund, and may increase the potential for more taxable distributions being paid to shareholders.

..  Derivatives

Some of the instruments in which the Fund may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The Investment Advisor and sub-advisors take these risks into account in their management of the Fund.

Investing for hedging purposes may result in certain transaction costs which may reduce the Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

..  Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

..  Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment.

..  Debt Securities

Debt securities in which the Fund invests are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. The Fund may also suffer from event risk which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

..  Investment Grade Debt Securities

Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub- advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

..  Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

..  When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued and delayed-delivery basis. When the Fund agrees to purchase securities, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. The Fund may, however, sell a when-issued security prior to the settlement date.

..  Certain Other Strategies

The Fund may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. The Fund may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Fund may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                            MANAGEMENT OF THE FUNDS

Investment Advisor

Forward Management, LLC ("Forward Management" or "Investment Advisor") serves as investment advisor to the Fund. Forward Management is a registered investment advisor that supervises the activities of the sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of the Fund and the Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Fund, in accordance with the investment objectives, policies and restrictions of the Fund subject to general supervision of the Company's Board of Directors, but has delegated this authority to the sub-advisor of the Fund. Forward Management also provides the Fund with ongoing management supervision and policy direction. Forward Management has managed the Forward Funds since September 1998 and the Forward Funds are its principal investment advisory clients.

The Fund pays an advisory fee to Forward Management for its services as investment advisor. The fee is computed daily and paid monthly at the annual rate of 1.25% based on the average daily net assets of the Fund.

For the fiscal year ended December 31, 2003, the Fund paid the following aggregate advisory fee: 1.25%. On September 17, 2004, Forward Management became the investment advisor of the Fund. Prior to this date, Pictet International Management Limited served as the Fund's investment advisor.

The Fund pays this advisory fee to Forward Management, which in turn pays the sub-advisor a sub-advisory fee. Daily investment decisions are made by the sub-advisor to the Fund, whose investment experience is described below.

The Sub-Advisor

The Sub-Advisor manages the Fund and makes decisions with respect to, and places orders for, all purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Fund and in accordance with the investment objectives, policies and restriction of the Fund.

..  Forward Global Emerging Markets Fund

Pictet International Management Limited ("Pictet") serves as Sub-Advisor for the Fund. The Sub-Advisor was established in 1980 and as of December 31, 2003 had approximately $1.34 billion of assets under management for more than 21 accounts. Pictet International Management Limited forms a part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2003, Pictet & Cie had approximately $98 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by nine partners.

                              VALUATION OF SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV of the Fund is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares.

The Forward Funds have a policy that contemplates the use of fair value pricing when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

The NAV per share of the Fund fluctuates as the market value of the Fund's investments changes. NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith in accordance with procedures established by, and under direction of, the Board of Directors.

                               PURCHASING SHARES

How to Buy Shares:

Investor Shares

  Purchase Choices:

  .  Through your Financial Advisor
  .  Through our Distributor
  .  By Mail, Telephone, Wire or Internet

Individual investors can choose from the following methods to purchase shares of the Fund. Individual investors can purchase shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Fund, or through the Distributor directly. In addition, shares of the Fund can be purchased at any time via the mail, telephone or wire. Purchases can also be made through the Internet if you have already opened an account. There are no initial sales loads for shares of the Funds.

  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts
  . $1,000 for retirement and Coverdell Education Savings accounts . $500 for Automatic Investment Plan investments

  Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify (the default will be the 20th of each month or the next Business Day if the 20th is not a Business Day). Please telephone (800) 999-6809 if you would like more information.

Subsequent investments for the Fund and class must be for $100 or more unless you have enrolled in the Forward Funds Automatic Investment Plan.
Broker-dealers may charge their customers a transaction or service fee.

Institutional Shares

These shares are offered to certain investors of the Forward Global Emerging Markets Fund.

Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of the Fund may elect to purchase Institutional Class Shares. Authorized firms may charge for certain shareholder services and should furnish clients who own Institutional Class shares with a schedule explaining the fees.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

  .  Name;
  .  Date of birth (for individuals);
  . Residential or business street address (although post office boxes are still permitted for mailing); and
  . Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                              ABOUT YOUR PURCHASE

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be the NAV next determined, but only if the dealer receives the order and transmits it to Forward Funds. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order before the daily pricing time, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Forward Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed at that day's NAV. An order received after the pricing time on any Business Day is processed at the NAV determined as of the pricing time on the next Business Day of the Fund.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. Forward Funds, the Fund's distributor or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Forward Funds, Inc.) with a completed and signed Account Application form to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. Call (800) 999-6809 for an Account Application form. A completed investment application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued.

Forward Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Forward Funds reserves the right to refuse any request to purchase shares.

                              EXCHANGE PRIVILEGE

You can exchange your shares of the Fund for shares of the same class of any other Fund in the Forward Funds family of mutual funds or with a money market fund. Please check with Forward Funds to determine which money market funds are available. The Institutional Class of shares are not exchangeable. There are generally no fees for exchanges. However, if you exchange your shares 60 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Fund being acquired may legally be sold and may be modified, limited or terminated at any time by a Fund upon 60 days' written notice.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES

You may redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request by the Fund's distributor, Forward Funds or their agents. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds intends to redeem shares of each Forward Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

If you sell or exchange your shares within 60 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. In addition, the Forward Funds hope that the fee will discourage short-term trading of their shares. The fee is currently waived for pension funds, endowments, other institutional funds and other shareholders investing through omnibus accounts due to certain economies associated with these accounts. However, Forward Funds reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) and for accounts that have been enrolled in the Automatic Investment Plan for more than 60 days. The redemption fee may be modified or discontinued at any time or from time to time.

Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an

IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by wire transfer, telephone or through the Internet.

Medallion Signature Guarantee

A Medallion Signature Guarantee verifies the authenticity of a shareholder's signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to a shareholder's account are in fact authorized by the shareholder. If the proceeds of a redemption are greater than $50,000, are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, a Medallion Signature Guarantee is required. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participants in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

The Medallion Signature Guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any Medallion Signature Guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by Federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. If a request for a wire redemption is received by

Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, Forward Funds will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (800) 999-6809 or by written instructions. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least
15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with a Medallion Signature Guarantee to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee of $8.00 will be charged by the Forward Funds and the fee is specified for each Fund in the Expense Table.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.

Forward Funds' Account Application Form provides that neither Forward Management, the Transfer Agent, the Sub-Advisors, Forward Funds, Inc. nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Fund's administrator. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Fund by telephone, you may also mail the redemption request to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 9820, Providence, Rhode Island 02940-9820. The Transfer Agent will require a Medallion Signature Guarantee. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a Medallion Signature Guarantee.

By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Forward Fund account. The Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated checking account or a check will be mailed to the address of record (the default date is the 20th day of each month or the next Business Day if the 20th is not a Business Day). No redemption fee will be imposed on such systematic withdrawals.

Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption. The Fund may temporarily stop redeeming shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of Federal funds. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

                             INTERNET TRANSACTIONS

You may purchase and redeem shares of the Fund through the Internet. Please note that to purchase Fund shares through the Internet you must be an existing shareholder of the Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds' web site at http://www.forwardfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.

                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Forward Funds has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each of the Forward Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in the Fund and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Fund will not be subject to the Plan or any 12b-1 fees. Forward Funds has adopted a Shareholder Service Plan with respect to the shares of each of the Forward Funds. Under the Shareholder Service Plan, the Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of the Fund. Shareholders owning Institutional Class shares of the Fund will not be subject to the Plan or a Shareholder Service fee.

                              DIVIDENDS AND TAXES

The Forward Global Emerging Markets Fund expects to pay dividends of net investment income and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (800) 999-6809 or write to us at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

Federal Taxes

The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular Federal, state and local or foreign tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will generally be the same for all of the Fund's shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

  . Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
  . Note that distributions of earnings from dividends paid by certain "qualifying foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
  . A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
  . Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax- deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange the Fund's shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Each year, the Fund will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

                              GENERAL INFORMATION

Shareholder Communications

You may obtain current price, yield and other performance information on any of the Forward Funds between the hours of 8:30 a.m. and 5:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds write to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820, or call toll free at (800) 999-6809.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Forward Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Forward Funds are offered only where the sale is legal.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance and other financial information for the period of the Forward Funds' operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investment in the Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, LLP, Forward Funds' independent registered public accountants. The report of PricewaterhouseCoopers, LLP, along with the Funds' financial statements, are included in the Funds' Annual Report which was filed with the Securities and Exchange Commission on March 8, 2004 and is available upon request.

FORWARD GLOBAL EMERGING MARKETS FUND/+/
For a Fund Share Outstanding Throughout Each Period.

                                                                                            Investor
                                                                                           ---------     ---------
                                                                                             Period        Year
                                                                                              Ended       Ended
                                                                                            12/31/03*    12/31/03
                                                                                           ---------     --------
Net Asset Value, Beginning of Period                                                        $ 6.98       $   6.92
Income from Investment Operations:
 Net investment income/(loss)                                                                (0.00)#         0.08
 Net realized and unrealized gain/(loss) on investments                                       4.94           4.95
                                                                                            ------       --------
   Total from Investment Operations                                                           4.94           5.03
                                                                                            ------       --------
Distributions to shareholders:
 Distributions from net investment income                                                    (0.06)         (0.07)
                                                                                            ------       --------
   Total Distributions                                                                       (0.06)         (0.07)
                                                                                            ------       --------
Redemption fees added to paid-in capital                                                      0.00#          0.00#
                                                                                            ------       --------
Net Asset Value, End of Period                                                              $11.86       $  11.88
                                                                                            ------       --------
Total Return/(1)/                                                                            70.83%         72.72%
                                                                                            ======       ========
Ratios to average net assets/Supplemental Data:
 Net Assets, End of Period (in 000's)                                                       $  227       $116,774
 Ratio of operating expenses to average net assets                                            1.95%/(2)/     1.70%
 Ratio of net investment income/(loss) to average net assets                                  0.66%/(2)/     0.91%
 Ratio of operating expenses to average net assets without waivers and expenses reimbursed    2.48%/(2)/     2.23%
 Ratio of net investment income to average net assets without waivers and expenses
  reimbursed                                                                                  0.13%/(2)/     0.38%
 Portfolio turnover rate                                                                        44%            44%

                                                                                                    Institutional
                                                                                           ---------------------------------------
                                                                                             Year      Year      Year
                                                                                            Ended     Ended     Ended
                                                                                           12/31/02  12/31/01  12/31/00
                                                                                           --------  --------  --------
Net Asset Value, Beginning of Period                                                       $  6.89   $  7.02   $ 11.15
Income from Investment Operations:
 Net investment income/(loss)                                                                 0.01      0.10      0.00#
 Net realized and unrealized gain/(loss) on investments                                       0.03     (0.15)    (4.13)
                                                                                           -------   -------   -------
   Total from Investment Operations                                                           0.04     (0.05)    (4.13)
                                                                                           -------   -------   -------
Distributions to shareholders:
 Distributions from net investment income                                                    (0.01)    (0.08)       --
                                                                                           -------   -------   -------
   Total Distributions                                                                       (0.01)    (0.08)       --
                                                                                           -------   -------   -------
Redemption fees added to paid-in capital                                                      0.00#    (0.00)#      --
                                                                                           -------   -------   -------
Net Asset Value, End of Period                                                             $  6.92   $  6.89   $  7.02
                                                                                           -------   -------   -------
Total Return/(1)/                                                                             0.60%    (0.68)%  (36.98)%
                                                                                           =======   =======   =======
Ratios to average net assets/Supplemental Data:
 Net Assets, End of Period (in 000's)                                                      $67,509   $66,711   $97,158
 Ratio of operating expenses to average net assets                                            1.70%     1.70%     1.70%
 Ratio of net investment income/(loss) to average net assets                                  0.16%     1.12%     0.04%
 Ratio of operating expenses to average net assets without waivers and expenses reimbursed    2.31%     2.22%     1.94%
 Ratio of net investment income to average net assets without waivers and expenses
  reimbursed                                                                                 (0.45)%    0.60%    (0.20)%
 Portfolio turnover rate                                                                        47%       84%      128%

                                                                                           ---------
                                                                                              Year
                                                                                             Ended
                                                                                            12/31/99
                                                                                           --------
Net Asset Value, Beginning of Period                                                       $   6.81
Income from Investment Operations:
 Net investment income/(loss)                                                                 (0.01)
 Net realized and unrealized gain/(loss) on investments                                        4.35
                                                                                           --------
   Total from Investment Operations                                                            4.34
                                                                                           --------
Distributions to shareholders:
 Distributions from net investment income                                                        --
                                                                                           --------
   Total Distributions                                                                           --
                                                                                           --------
Redemption fees added to paid-in capital                                                         --
                                                                                           --------
Net Asset Value, End of Period                                                             $  11.15
                                                                                           --------
Total Return/(1)/                                                                             63.73%
                                                                                           ========
Ratios to average net assets/Supplemental Data:
 Net Assets, End of Period (in 000's)                                                      $190,275
 Ratio of operating expenses to average net assets                                             1.70%
 Ratio of net investment income/(loss) to average net assets                                  (0.19)%
 Ratio of operating expenses to average net assets without waivers and expenses reimbursed     1.92%
 Ratio of net investment income to average net assets without waivers and expenses
  reimbursed                                                                                  (0.42)%
 Portfolio turnover rate                                                                        126%

--------------
 /+/Prior to September 17, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in the table represents financial and performance history of the Pictet Global Emerging Markets Fund.
 # Amount represents less than $0.01 per share.
(1)Total return represents aggregate total return for the period.
(2)Annualized.
 * Pictet Global Emerging Markets Fund--Retail Class commenced operations on April 9, 2003.

FORWARD FUNDS, INC.
Forward Global Emerging Markets Fund

INVESTMENT ADVISOR
Forward Management, LLC

SUB-ADVISOR
Pictet International Management Limited

ADMINISTRATOR
PFPC Inc.

DISTRIBUTOR
PFPC Distributors, Inc.

COUNSEL
Dechert LLP

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers, LLP

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
PFPC Inc.

[GRAPHIC]

FORWARD GLOBAL EMERGING
MARKETS FUND

WANT MORE INFORMATION?

You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL
REPORTS

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

STATEMENT OF ADDITIONAL
INFORMATION

The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered a part of this Prospectus.

HOW DO I OBTAIN A COPY OF
THESE DOCUMENTS?

By following one of the four procedures below:

1. Call or write, and copies will be sent to you free of charge: Forward Funds, Inc.
     433 California Street, 11th Floor
     San Francisco, CA 94104
     (800) 999-6809

2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

     Public Reference Section of the SEC
     Washington, D.C. 20549-6009
     (202) 942-8090

3. Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Printed on recycle paper   [GRAPHIC]
using soy based inks

[SOYINK GRAPHIC]

[SEC File Number: 811-8419]

FFPRO 6/04

                               FORWARD FUNDS, INC.

                        433 California Street, 11th Floor
                         San Francisco, California 94104
                                 (800) 999-6809

                      Forward Global Emerging Markets Fund

                       Statement of Additional Information

                               dated June 28, 2004

Forward Funds, Inc. ("Forward Funds" or the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers eight investment portfolios. One of the portfolios is discussed in this Statement of Additional Information ("SAI"): Forward Global Emerging Markets Fund (the "Fund"). There is no assurance that the Fund will achieve its objective.

The Forward Global Emerging Markets Fund has been established as part of an Agreement and Plan of Reorganization ("Reorganization Plan"). The Reorganization Plan contemplates that the Forward Global Emerging Markets Fund will adopt the Pictet Global Emerging Markets Fund (the "Pictet Fund"). The Reorganization Plan is subject to approval of shareholders of the Pictet Fund at a meeting scheduled for September 14, 2004. The Forward Global Emerging Markets Fund will not have investment operations and will not offer its shares to the general public under its Prospectus unless and until the Reorganization Plan is approved by the shareholders of the Pictet Fund and the transaction contemplated by the Reorganization Plan take place ("Closing Date"). The Closing Date is scheduled for September 17, 2004. The shareholder meeting date and the Closing Date are subject to change. Assuming the Reorganization Plan is approved and is consummated, the Forward Global Emerging Markets Fund will be adopting the corresponding Pictet Fund's performance and financial history, and the "performance" section for the Forward Global Emerging Markets Fund will reflect the historical performance of the Pictet Fund for the time periods presented prior to the Closing Date. The Forward Global Emerging Markets Fund has investment objectives and policies that are identical or substantially similar to those of the Pictet Fund. The Forward Global Emerging Markets Fund will be managed by Forward Management, LLC and sub-advised by Pictet International Management Limited, the investment adviser that currently manages the Pictet Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Forward Global Emerging Markets Fund, dated June 28, 2004, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Fund may be obtained free of charge by calling the Distributor at (800) 999-6809.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ORGANIZATION OF FORWARD FUNDS, INC.......................................      1
MANAGEMENT OF THE FUND...................................................      1
INVESTMENT ADVISORY AND OTHER SERVICES...................................      7
INVESTMENT OBJECTIVES AND POLICIES.......................................     12
INVESTMENT RESTRICTIONS..................................................     12
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS...............................     12
PORTFOLIO TRANSACTIONS...................................................     23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................     24
DETERMINATION OF SHARE PRICE.............................................     26
SHAREHOLDER SERVICES AND PRIVILEGES......................................     26
DISTRIBUTIONS............................................................     27
TAX CONSIDERATIONS.......................................................     27
CALCULATION OF PERFORMANCE DATA..........................................     32
GENERAL INFORMATION......................................................     36
FINANCIAL STATEMENTS.....................................................     38
APPENDIX A...............................................................    A-1

                       ORGANIZATION OF FORWARD FUNDS, INC.

Forward Funds, Inc. is an open-end management investment company, which offers eight investment portfolios. The portfolio that is discussed in this SAI is diversified. The Company was organized as a Maryland corporation on October 3, 1997.

The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into eight series. The Fund offers both Investor Class shares as well as a second class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. Holders of shares of the Fund of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUND

Board of Directors. The Company's Board of Directors oversees the management and business of the Fund. The Directors are elected by Shareholders of the Company. There are currently six directors, four of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below.

NON-INTERESTED DIRECTORS:

                                                                                            Number of Funds        Other
                           Position(s)    Term of Office                                    in Fund Complex    Directorships
                          Held with the    and Length of   Principal Occupation(s) During     Overseen by         Held by
Name, Address, and Age*      Company       Time Served**           Past Five Years              Director        Director***
-----------------------   -------------   --------------   ------------------------------   ---------------   --------------
Kenneth V. Domingues         Director       Since 2003     Financial Consultant,                   8          None.
Age: 71                                                    Securities Arbitrator, Expert
                                                           Witness, Estate and Trust
                                                           Administrator (1999-present);
                                                           Technical Consultant to the
                                                           California State Board of
                                                           Accountancy (2002-present);
                                                           Chief Accountant, Division of
                                                           Investment Management, U.S.
                                                           Securities and Exchange
                                                           Commission (1998-1999); Senior
                                                           Vice President and Chief
                                                           Financial Officer, Franklin
                                                           Templeton Group, an investment
                                                           management company
                                                           (1987-1997).

Haig G. Mardikian            Director       Since 1998     Owner of Haig G. Mardikian              8          None.
Age: 56                                                    Enterprises, a real estate
                                                           investment business
                                                           (1971-present); a General
                                                           Partner of M&B Development, a
                                                           real estate investment
                                                           business (1983-present);
                                                           General Partner of George M.
                                                           Mardikian Enterprises, a real
                                                           estate investment business
                                                           (1983-2002); President and
                                                           Director of Adiuvana-Invest,
                                                           Inc., a real estate investment
                                                           business (1989-present); Vice
                                                           Chairman and Trustee of the
                                                           William Saroyan Foundation
                                                           (1992-present). Mr. Mardikian
                                                           has served as Managing
                                                           Director of the United
                                                           Broadcasting Company, radio
                                                           broadcasting (1983-2001) and
                                                           Chairman and Director of SIFE
                                                           Trust Fund (1978-2002). He
                                                           serves as a director of the
                                                           Downtown Association of San
                                                           Francisco (1982-present) and
                                                           the Market Street Association
                                                           (1982-present) and as a
                                                           trustee of Trinity College
                                                           (1998-present); the Herbert
                                                           Hoover Presidential Library
                                                           (1997-present); the Herbert
                                                           Hoover Foundation
                                                           (2002-present) and the Advisor
                                                           California Civil Liberties
                                                           Public Education Fund
                                                           (1997-present).

Leo T. McCarthy              Director       Since 1998     President, The Daniel Group,            8          Director, Linear
Age: 73                                                    an investment partnership                          Technology
                                                           (January 1995-present); and                        Corporation, a
                                                           Director, Accela, Inc., a                          manufacturing company
                                                           software company (March                            (July 1994-present)
                                                           1998-present).

Donald O'Connor              Director       Since 2000     Financial Consultant                    8          Trustee of the
Age: 67                                                    (1997-present); Retired Vice                       Advisors Series Trust
                                                           President of Operations,                           (15) (1997-present)
                                                           Investment Company Institute
                                                           ("ICI"), a mutual fund trade
                                                           association (May 1969 - June
                                                           1993); Executive Vice
                                                           President and Chief Operating
                                                           Officer, ICI Mutual Insurance
                                                           Company, an insurance company
                                                           (1987-1997); Chief, Branch of
                                                           Market Surveillance,
                                                           Securities and Exchange
                                                           Commission (1964-1969).

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104. ** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:

                                                                                            Number of Funds        Other
                           Position(s)    Term of Office                                    in Fund Complex    Directorships
                          Held with the    and Length of   Principal Occupation(s) During     Overseen by         Held by
Name, Address, and Age*      Company       Time Served**           Past Five Years              Director        Director***
-----------------------   -------------   --------------   ------------------------------   ---------------   --------------
J. Alan Reid, Jr. ****      President,      Since 2001     President of Forward                    8          Advisory board of
Age: 41                      Director                      Management, LLC, an investment                     SunGard Expert
                                                           advisor ("Forward Management,"                     Solutions and
                                                           formerly known as Webster                          Director of FOLIOfn.
                                                           Investment Management Co.,
                                                           LLC) (April 2001-present),
                                                           Senior Vice President,
                                                           Director of Business Delivery,
                                                           Morgan Stanley Online, a
                                                           financial services company
                                                           (1999-2001); Executive Vice
                                                           President and Treasurer,
                                                           Webster Investment Management
                                                           Co., LLC (1998-1999); Vice
                                                           President, Regional Director,
                                                           Investment Consulting
                                                           Services, Morgan Stanley, Dean
                                                           Witter, Discover & Co., a
                                                           financial services company
                                                           (July 1992-February 1998);
                                                           Vice President, Regional
                                                           Director, Investment
                                                           Consulting Services, Dean
                                                           Witter, a financial services
                                                           company (May 1994-September
                                                           1997); Vice President of the
                                                           Board of Directors of
                                                           Centerpoint, a public health
                                                           and welfare organization
                                                           (January 1997-present).

DeWitt F. Bowman*****        Director       Since 2000     Principal, Pension Investment           8          Trustee of the Brandes
Age: 73                                                    Consulting, a consulting                           Institutional
                                                           company (February                                  International Fund (1)
                                                           1994-present); Interim                             (May 1995-present),
                                                           Treasurer and Vice President                       Wilshire Mutual Funds,
                                                           for Investments, Regents of                        RREEF III, and Scynan
                                                           the University of California                       Funds.
                                                           (September 2000-April 2001);
                                                           Treasurer of Pacific Pension
                                                           Institute, a non-profit
                                                           education organization
                                                           (February 1994-2002);
                                                           Treasurer of Edgewood Center
                                                           for Children and Families, a
                                                           non-profit care center (March
                                                           1994-present). He serves as a
                                                           director of the Episcopal
                                                           Diocese of California, a
                                                           non-profit religious
                                                           organization (June
                                                           1964-present) and RREEF
                                                           America REIT, Inc. (May
                                                           1994-present) and as a trustee
                                                           of the Pacific Gas and
                                                           Electric Nuclear
                                                           Decommissioning Trust Fund, a
                                                           decommissioning trust (May
                                                           1994-present) and the PCG
                                                           Private Equity Fund, a private
                                                           equity fund of funds (May
                                                           1998-present).

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104. ** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Fund.
*****Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to Forward Management, LLC in the future.

OFFICERS:

                                                                                               Number of
                                                                                              Portfolios          Other
                           Position(s)    Term of Office                                    in Fund Complex   Directorships
                          Held with the    and Length of   Principal Occupation(s) During     Overseen by        Held by
Name, Address, and Age       Company       Time Served*            Past Five Years              Director         Director
-----------------------   -------------   --------------   ------------------------------   ---------------   --------------
John P. McGowan             Treasurer       Since 1999     Senior Vice President and               N/A             N/A
433 California Street                                      Chief Operating Officer,
Suite 1010                                                 Forward Management, LLC (June
San Francisco, CA 94104                                    1999 - present); Vice
Age: 39                                                    President, Client Services,
                                                           First Data Investor Services
                                                           Group, a mutual fund
                                                           administrator (June 1998-May
                                                           1999); Assistant Vice
                                                           President, Trust and
                                                           Investment Services Division,
                                                           M & T Bank, an investment
                                                           adviser (1992-1998).

Lori V. Russell             Secretary       Since 2003     Associate Counsel at PFPC Inc.          N/A             N/A
4400 Computer Drive                                        since 2002; Associate Counsel
Westborough, MA 01581                                      at Investors Bank & Trust
Age: 32                                                    Company, a financial service
                                                           provider (2001-2002); Manager
                                                           in the Regulatory
                                                           Administration Department of
                                                           PFPC Inc. (1998-2001).

* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

The Board of Directors has established three standing committees in connection with their governance of the Fund: Audit, Nominating and Pricing Committees.

The Audit Committee consists of four members: Messrs. Domingues, Mardikian, McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent auditors. During the fiscal year ended December 31, 2003, the Audit Committee convened two times.

The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including considering written nominations from shareholders delivered to the Company at its address on page 9). During the fiscal year ended December 31, 2003, the Nominating Committee did not convene.

The Pricing Committee consists of five members: Messrs. Bowman and McGowan as well as Mr. Paul Martin. The Pricing Committee, in conjunction with the Investment Advisor and sub-advisor, is responsible for determining the fair value and market value of the Fund's securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2003, the Pricing Committee convened one time.

The Fund pays each Director who is not an affiliated person (as defined under the 1940 Act): (1) $3,625 per regularly scheduled quarterly Board meeting; (2) $1,500 for each special meeting; and (3) $1,000 for each committee meeting which is not held on the same day as a regular or special meeting and no compensation for attendance at a committee meeting held on the same day as a regular or special meeting. Directors receive half of the respective fee if they participate in either a regular, special or committee meeting by telephone rather than in person. Officers of the Fund and Directors who are affiliated persons of the Fund, Investment Advisor or sub-advisor do not receive any compensation from the Fund or any other funds managed by the Investment Advisor or sub-advisor. As of June 21, 2004 the Officers and Directors owned less than 1% of the outstanding shares of the Fund.

                       Information as of December 31, 2003

                                                                                           Aggregate Dollar Range of
                                                                                            Equity Securities in All
                                                                                             Registered Investment
                                                                                             Companies Overseen by
                                                                  Dollar Range of Equity     Director in Family of
Name of Director                                                 Securities in the Fund*      Investment Companies
----------------                                                 -----------------------      --------------------
NON-INTERESTED
DIRECTORS:

Kenneth V. Domingues/1/   Forward Global Emerging Markets Fund              A                          A

Haig G. Mardikian         Forward Global Emerging Markets Fund              A                          C

Leo T. McCarthy           Forward Global Emerging Markets Fund              A                          B

Donald O'Connor           Forward Global Emerging Markets Fund              A                          E

INTERESTED DIRECTORS:

J. Alan Reid, Jr.         Forward Global Emerging Markets Fund              A                          E

DeWitt F. Bowman          Forward Global Emerging Markets Fund              A                          A

     *     Key to Dollar Ranges
           --------------------
      A.   None
      B.   $1 - $10,000
      C.   $10,001 - $50,000
      D.   $50,001 - $100,000
      E.   Over $100,000

/1/  Mr. Kenneth V. Domingues became a Director of the Company on June 5, 2003.

No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, any of the Sub-Advisors (as defined on page 10), PFPC Distributors, Inc. or their affiliates.

            Compensation Received From Funds as of December 31, 2003

                                           Pension or                             Total
                          Aggregate        Retirement                         Compensation
                        Compensation    Benefits Accrued   Estimated Annual   From Company
                          From the     As Part of Fund's     Benefits Upon      and Fund
Name and Position          Company          Expenses          Retirement         Complex
---------------------   ------------   -----------------   ----------------   ------------
J. Alan Reid, Jr.          $     0             $0                 $0             $     0
   Director*
DeWitt Bowman,             $14,500             $0                 $0             $14,500
   Director*
Kenneth V. Domingues,      $10,875             $0                 $0             $10,875
   Director**
Haig G. Mardikian,         $14,500             $0                 $0             $14,500
   Director
Leo T. McCarthy,           $14,500             $0                 $0             $14,500
   Director
Donald O'Connor,           $14,500             $0                 $0             $14,500
   Director

* Interested
** Mr. Kenneth V. Domingues became a Director of the Company on June 5, 2003.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors. Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as the Investment Advisor to the Fund. Forward Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that supervises the activities of the sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of the Fund and the Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly-owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Fund who is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick and its subsidiaries.

Forward Management has the authority to manage the Fund in accordance with the investment objective, policies and restrictions of the Fund and subject to general supervision of the Company's Board of Directors but has delegated this authority to the sub-advisor for the Fund. It also provides the Fund with ongoing management supervision and policy direction. On September 17, 2004, Forward Management will replace Pictet as Investment Advisor to the Forward Global Emerging Markets Fund. The eight portfolios of the Company are its principal investment advisory clients. Daily investment decisions are made by the sub-advisor to the Fund, whose investment experience is described below. (Forward Management is referred to herein as "Investment Advisor" or "Advisor" and the sub-advisor is referred to herein as "Sub-Advisor").

The Forward Global Emerging Markets Fund. Forward Management has engaged the services of Pictet International Management Limited ("Pictet") to act as Sub-Advisor for the Forward Global Emerging Markets Fund. Pictet was established in 1980 and as of December 31, 2003 had approximately $1.34 billion of assets under management for more than 21 accounts. Pictet International Management Limited forms part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2003, Pictet & Cie managed approximately $98 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by nine partners.

Investment Management and Sub-Advisory Agreements. The Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund:

Forward Global Emerging Markets Fund   1.25%

Neither the Investment Advisor nor the Sub-Advisor are required to furnish any personnel, overhead items or facilities for the

Company. All fees paid to the Investment Advisor by the Fund are computed and accrued daily and paid monthly based on the net asset value of shares of the Fund.

The following table describes the advisory fees paid by the Fund and the fee(s) waived for the last three fiscal years:

                                               Gross Advisory   Fees Waived by
                                                Fees paid by        Forward      Net Advisory Fees
                                                    Fund          Management            Paid
                                               --------------   --------------   -----------------
Fiscal Year Ended December 31, 2003
Forward Global Emerging Markets Fund/1/, /2/       $1,039,806        $439,533           $600,273

Fiscal Year Ended December 31, 2002
Forward Global Emerging Markets Fund/1/, /2/       $  904,107        $441,396           $462,711

Fiscal Year Ended December 31, 2001
Forward Global Emerging Markets Fund/1/, /2/       $1,061,333        $439,694           $621,639

/1/ On September 14, 2004, shareholders of the Retail and Institutional Shares of Pictet Global Emerging Markets Fund will vote to approve a Plan of Reorganization where by they will receive Investor and Institutional Shares of Forward Global Emerging Markets Fund. Advisory fees paid by Pictet Global Emerging Markets Fund for the fiscal years ended December 31, 2001, 2002 and 2003 were paid to Pictet International Management Limited.
/2/ In addition, the Advisor reimbursed expenses for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, for the Forward Global Emerging Markets Fund, in the amount of $0, $0 and $0, respectively.

For the services provided pursuant to the Sub-Advisory Agreement with Forward Management, the Sub-Advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the Fund:

Forward Global Emerging Markets Fund   0.80%

The Investment Advisor may, out of its own resources (which may include legitimate profits from providing advisory services to the Fund), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Fund.

In its most recent initial approval of the Company's Investment Management Agreement and Sub-Advisory Agreement (the "Agreements"), the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreement, considered a number of factors. In determining whether to continue each Agreement, the Directors considered the fees and expenses paid by the Fund and by comparable funds, the costs of providing these services, and the profitability of Forward Management and the Sub-Advisor due to their relationships with the Fund. The Directors also considered the nature and quality of services provided under the Agreement, and the investment performance of the Fund on an absolute basis, and relative to the performance of comparable funds. The Directors also considered the relationships among Forward Management, the Sub-Advisor, and their affiliates, including any collateral benefits received by Forward Management, the Sub-Advisor and their affiliates due to their relationships with the Fund. The Directors also considered the representations of Forward Management and the Sub-Advisor concerning staffing, capabilities and methodologies applied in managing the Fund. Upon completion of the Board's review and discussion, the Directors concluded that the nature of the services provided under the Agreement is of high quality, and the investment advisory fees payable to Forward Management and the Sub-Advisor under the Agreements are fair and reasonable in light of the services provided to the Fund, and approved the continuation of the Agreements for one year.

The Investment Management or Sub-Advisory Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

Such an Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Advisor. The Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Forward Global Emerging Markets Fund Investor Class shares and Institutional Class shares to an annual rate of 1.95% and 1.70%, respectively. Pursuant to this, the Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund's expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred.

Distributor. Shares of the Fund are distributed pursuant to a Distribution Agreement, dated January 2, 2001, (the "Distribution Agreement"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Fund's previous distributor, on January 2, 2001. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The shares of the Fund are sold without a sales charge. The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, the Investment Advisor, the Sub-Advisor and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

It is the Fund's policy that proxies received by the Fund are voted in the best interest of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's securities to the Investment Advisor. The Investment Advisor has, in turn, delegated proxy voting authority to the Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Board of Directors will periodically review and approve the Investment Advisor's and Sub-Advisor's proxy voting policies and procedures and any amendments.

Sub-Advisor Proxy Voting Guidelines

Pictet International Management Limited

Pictet has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Pictet may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by Pictet are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Pictet's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Pictet and a client are referred to Pictet's proxy voting committee for resolution.

With regard to voting proxies of foreign companies, Pictet weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Pictet seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Pictet recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Pictet generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Pictet believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Pictet generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, Pictet generally votes in accordance with management on issues that Pictet believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, Pictet generally takes the following positions pursuant to the Voting Guidelines. Pictet generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. Pictet generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of directors recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting directors' liability; (6) employee stock purchase plans; and (7) establishing pension plans. Pictet will consider the following issues on a case-by-case basis: stock compensation to directors; elimination of directors' mandatory retirement policy; option and stock grants to management and directors; and permitting indemnification of directors and/or officers.

Fund's Proxy Voting Record

Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-999-6809, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Administrative Services and Transfer Agent. PFPC Inc. (hereinafter "PFPC," "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Fund. For its services as Administrator, the Fund pays PFPC a monthly fee based on the average net assets of the Fund. PFPC receives an annual fee of 0.12% up to and including the first $200 million in assets, 0.10% for the next $200 million in assets, 0.08% for the next $600 million in assets and 0.07% for all assets over $1 billion. The Administration Agreement between the Funds and PFPC has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Fund. The Transfer Agency and Services Agreement has an initial term of two years and automatically renews for successive one-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.

On September 17, 2004, the Pictet Global Emerging Markets Fund will reorganize as the Forward Global Emerging Markets Fund subject to approval of shareholders of the Pictet Global Emerging Markets Fund at a meeting scheduled for September 13, 2004. PFPC serves as the Administrator to the Pictet Global Emerging Markets Fund pursuant to an administration agreement between the parties. For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the Pictet Global Emerging Markets Fund paid PFPC $195,999, $278,784, and $256,060, respectively for its Administrative services.

Other Service Providers

The Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisor or the Administrator. Expenses paid by the Fund includes: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Fund.

Shareholder Service and Distribution Plans. The Fund has a Shareholder Service Plan and Distribution Plan applicable to shares of the Funds (collectively, "Shareholder Service Plans"). The Company intends to operate the Shareholder Service Plans in accordance with their terms. Under the Shareholder Service Plans, third party service providers may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of shares in amounts not to exceed 0.10% under the Shareholder Service

Plan (except for Institutional Shares of the Forward Global Emerging Markets Fund, which are not subject to the Shareholder Service Plan) and 0.25% under the Distribution Plan (except for Institutional shares of the Forward Global Emerging Markets Fund, which are not subject to the Distribution Plan) of the average daily net assets of the shares of the Fund.

Under the Shareholder Service Plans, ongoing payments may be made on a quarterly basis to participating organizations for both distribution and shareholder servicing of shares that are registered in the name of that participating organization as nominee or held in a shareholder account that designates that participating organization as the dealer of record. These fees may also be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of the Fund, including payments to participating organizations for selling shares of the Fund and for servicing shareholders. Activities for which these fees may be used include: overhead of the Distributor; printing of prospectuses and SAIs (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Shareholder Service Plan.

In the event a Shareholder Service Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Shareholder Service Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Fund will receive payment under the Shareholder Service Plans without regard to actual distribution expenses incurred.

The Shareholder Service Plans have been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Service Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Service Plans, cast in person at a meeting called for that purpose. The Shareholder Service Plans may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Service Plans of the Fund that would materially increase the expenses paid by the Fund requires shareholder approval; otherwise, the Shareholder Service Plans may be amended by the Board of Directors of the Fund, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Service Plans or in any agreements related to it, by a vote cast in-person.

Third party service providers are required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to them under the Shareholder Service Plans, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Shareholder Service Plans in order to enable the Board to make an informed determination of whether the Shareholder Service Plans should be continued.

For the fiscal year ended December 31, 2003, the following amounts were paid under the Distribution Plan:

--------------------------------------------------------------------------------
                                                                 Forward Global
                                                                    Emerging
                                                                Markets Fund /1/
--------------------------------------------------------------------------------
Advertising                                                           $0.00
--------------------------------------------------------------------------------
Printing and Mailing of Prospectus (other than to current
   shareholders)                                                      $0.00
--------------------------------------------------------------------------------
Compensation to Underwriters                                          $0.00
--------------------------------------------------------------------------------
Compensation to Broker-Dealers                                      $162.85
--------------------------------------------------------------------------------
Total                                                               $162.85
--------------------------------------------------------------------------------

/1/ On September 17, 2004, the Pictet Global Emerging Markets Fund will reorganize as the Forward Global Emerging Markets Fund, subject to approval of shareholders of the Pictet Global Emerging Markets Fund at a meeting scheduled for September 14, 2004.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of the Fund may be changed by the Company's Directors without a vote of the holders of a majority of outstanding shares of the Fund. The can be no assurance that the investment objective of the Fund will be achieved.

Investment Policies

Forward Global Emerging Markets Fund. The Fund invests primarily in the equity securities of emerging market countries. The Fund normally invests in at least fifteen, but never fewer than eight, emerging market countries. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depository receipts for foreign stocks.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that the Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, the Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that the Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that the Fund may engage in futures transactions as described in the Prospectus;

(4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with the Fund's investments is set forth below. From time to time, the Fund may purchase these securities or enter into these strategies to an extent that is more than incidental.

Equity Securities

The Fund invests primarily in equity securities. Equity securities consist of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The prices of the Fund's equity investments will change in response to stock market movements.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against a rise in interest rates, although the Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and the Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. The Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Fund may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objective.

Securities Issued by Other Investment Companies

The Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect theFund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Fund in connection with bankruptcy proceedings), it is the current policy of the Fund to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund's Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's Sub-Advisor. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

The Fund may perform "dividend rolls." A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction."

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. The Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis."

Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Fund will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the Investment Advisor's or Sub-Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Pursuant to claims filed with the CFTC and/or the National Futures Association on behalf of the Fund and the Advisor, the Fund and the Advisor are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

The Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. The Fund may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Directors).

The Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

The Fund may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale (other than a short sale "against the box"), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund's Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Directors.

A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

The Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. The Fund may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisor will take into account such changes in deciding whether to hold or sell a security, the Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Debt Securities

The Fund may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisor. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

Privatizations

The Fund may invest in privatizations. The Fund believes that foreign government programs of selling interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Fund's investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, the Fund's rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Forward Global Emerging Markets Fund may purchase securities in any foreign country, developed or developing. Potential investors in the Forward Global Emerging Markets Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on the Fund's non-dollar denominated securities.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern

European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Certificates of Deposit and Time Deposits

The Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

ReFlow Fund LLC

The Fund may participate in ReFlow Fund LLC ("ReFlow"), a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow and its managing member, ReFlow Management, LLC, are under common control with Forward Management, the investment adviser to the Fund. In light of this, the Board of Directors has adopted certain procedures to govern the Fund's participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisor. In addition,

ReFlow Management may not provide any information to Forward Management or the Sub-Advisor with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Fund's usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Fund and their shareholders.

Portfolio Turnover

The annual portfolio turnover rate for the Forward Global Emerging Markets Fund's portfolio turnover rate is expected to be less than 100% under normal market conditions.

                             PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisor are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Fund. In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreement, each Advisor determines which brokers are eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Fund and/or the Advisors, and provide other services in addition to execution services. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). The Advisors may also consider the sale of their shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, a Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Sub-Advisor. In negotiating commissions with a broker, the Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Sub-Advisor in carrying out its responsibilities to the Fund or its other clients.

Purchases of the Fund's shares also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund's Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Sub-Advisor's other clients in a manner deemed fair and reasonable by the Sub-Advisor. There is no specified formula for allocating such transactions. The Fund did not pay any commissions to brokers who were affiliated with the Fund, the Investment Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by the Fund for each of the last three fiscal years.

                                         Fiscal Year   Fiscal Year   Fiscal Year
                                            Ended         Ended         Ended
                                           12/31/03      12/31/02      12/31/01
                                         -----------   -----------   -----------
Forward Global Emerging Markets Fund/1/    $240,391      $217,700      $475,530

/1/ Prior to September 17, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in the table prior to September 17, 2004 represents the financial history of the Pictet Global Emerging Markets Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Fund may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Fund to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Fund, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Telephone Redemption and Exchange Privileges. As discussed in the Fund's Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts (only the telephone exchange privilege is available for retirement accounts). The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 60 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809.

3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous thirty (30) days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record or a predetermined bank account at any one time is $50,000. (e) The minimum amount which can be liquidated and sent to the address of record or a predetermined bank account is $5,000.

Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fundmay make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Fund liquidates portfolio securities to meet redemptions, the Fund reserves the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in the Fund, other than as a result of a decline in the net asset value per Share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

..    Name;
..    Date of birth (for individuals);
..    Residential or business street address (although post office boxes are still permitted for mailing); and
..    Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                          DETERMINATION OF SHARE PRICE

The net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern
Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of the Fund's portfolio securities to affect the Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with procedures established by, and under the general supervision of, the Board of Directors. Puts, calls and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate Pricing Service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates will generally be obtained on a consistent basis at the London Exchange close (approximately 12:00 noon Eastern Time). The Fund generally values its holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisor and/or Sub-Advisor using procedures approved by the Board of Directors.

The net asset value per share of the Fund will fluctuate as the value of the Fund's investments change. Net asset value per share for the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund by the number of Fund's outstanding shares.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to the Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Fund's Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five Business Days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the Company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Fund under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("SEP IRA"), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Fund may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Fund at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Fund as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Fund's distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Fund's shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Fund's investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduces the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Fund investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding. With respect to U.S. Citizens and resident aliens, the Fund generally will be required to withhold federal income tax at a rate of 28% (in
2004) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Fund with proper certification of their foreign status.

Estate and Gift Taxes. Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. The Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. The Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

The Fund may perform "dividend rolls." A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction." If so, the Fund's distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales. Under certain circumstances, the Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes in computing his taxable income and may either deduct his or her pro rata share of the foreign taxes or use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues receivables or expenses denominated in a foreign currency and the time the Fund actually collects such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Fund may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Other Investment Companies. It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.

Real Estate Investment Fund Investments. The Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Although the Advisor does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs, under applicable Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Advisor has not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS and does not intend to do so in the future.

Personal Holding Company. Based upon their current shareholders, it appears that certain of the Fund will be considered to be personal holding companies (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. The Fundintends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters. The Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, the Fund must distribute substantially all of its income to shareholders. Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the Funds elected to defer capital losses and currency losses occurring between November 1, 2003 and December 31, 2003 as follows:

--------------------------------------------------------------------------------
                                                Capital Losses   Currency Losses

--------------------------------------------------------------------------------
Forward Global Emerging Markets Fund/1/               --             $34,772
--------------------------------------------------------------------------------

/1/ Prior to September 17, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in this table prior to September 17, 2004 represents financial history of the Pictet Global Emerging Markets Fund

Such losses will be treated as arising on the first day of the year ending December 31, 2004.

At December 31, 2003 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                          Expiring in   Expiring in   Expiring in   Expiring in   Expiring in   Expiring in
                                              2006          2007          2008          2009          2010          2011
                                          -----------   -----------   -----------   -----------   -----------   -----------
Forward Global Emerging Markets Fund/1/   $37,875,086        --            --       $18,252,183    $2,015,691        --

/1/ Prior to September 17, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in this table prior to September 17, 2004 represents financial history of the Pictet Global Emerging Markets Fund.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for the Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of the Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1-, 5- and 10-years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)/n/ = ERV

Where:   P=      a hypothetical initial payment of $1,000,
         T=      the average annual total return,
         n=      the number of years, and
         ERV =   the ending redeemable value of a hypothetical
                 $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for 1-, 5- and 10-year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

The Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                             P(1 + T)/n/ = ATV//D//

Where:     P =       a hypothetical initial payment of $1, 000,
           T =       average annual total return (after taxes on distributions),
           n =       number of years, and
         ATV//D//=   the ending value of a hypothetical $1,000 payment
                     made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

The Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                              P(1+T)/n/ = ATV//DR//

Where:     P =        a hypothetical initial payment of $1,000,
           T =        average annual total return (after taxes on
                      distributions and redemption),
           n =        number of years, and
         ATV//DR//=   the ending value of a hypothetical $1,000 payment
                      made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
                      (or fractional portion), after taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

                          Average Annual Total Returns
                       For periods ended December 31, 2003

                                                                                      Since
                                                             One Year   Five Year   Inception
                                                             --------   ---------   ---------
Forward Global Emerging Markets Fund (Investor Class)
   (Inception 4/9/03)/1/                                         --         --          --

Forward Global Emerging Markets Fund (Institutional Class)
   (Inception 10/4/95)/1/                                     72.72%     12.21%       2.75%

/1/ Prior to September 17, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in this table prior to September 17, 2004 represents financial history of the Pictet Global Emerging Markets Fund.

                      Average Annual Total Returns - After
                             Taxes on Distributions
                       For periods ended December 31, 2003

                                                                                      Since
                                                             One Year   Five Year   Inception
                                                             --------   ---------   ---------
Forward Global Emerging Markets Fund (Investor Class)
   (Inception 4/9/03)/1/                                         --         --           --

Forward Global Emerging Markets Fund (Institutional Class)
   (Inception 10/4/95)/1/                                     72.57%     12.07%        2.54%

/1/ Prior to September 17, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in this table prior to September 17, 2004 represents financial history of the Pictet Global Emerging Markets Fund.

                      Average Annual Total Returns - After
                     Taxes on Distributions and Redemptions
                       For periods ended December 31, 2003

                                                                                      Since
                                                             One Year   Five Year   Inception
                                                             --------   ---------   ---------
Forward Global Emerging Markets Fund (Investor Class)
   (Inception 4/9/03)/1/                                         --         --           --

Forward Global Emerging Markets Fund (Institutional Class)
   (Inception 10/4/95)/1/                                     47.47%     10.61%        2.23%

/1/ Prior to September 17, 2004, the Forward Global Emerging Markets Fund was known as the Pictet Global Emerging Markets Fund. The information presented in this table prior to September 17, 2004 represents financial history of the Pictet Global Emerging Markets Fund.

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                                 2[(a-b+1)/6/-1]
                                    ---
                                     cd

Where:   a=   dividends and interest earned during the period,
         b=   expenses accrued for the period (net of reimbursements),
         c=   the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d=   the maximum offering price per share on the last day of the period.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Advisor, Financial Planning, Forbes, Fortune, Institutional Investor, Money, Smart Money and The Wall Street Journal. If the Fund compare their performance to other funds or to relevant indices, the Funds performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Fund and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisor, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisor, or the individuals employed by the Sub-Advisor who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

Description of the Company and Its Shares

The Company was organized as a Maryland corporation in 1997 and consists of the one portfolio described in the Prospectus and this SAI and seven other portfolios described in a separate prospectuses and SAIs. The Forward Global Emerging Markets Fund, formerly known as the Pictet Global Emerging Markets Fund, offers two classes of shares called Investor Class Shares and Institutional Class Shares. Each share represents an equal proportionate interest in a Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Fund's Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Fund will be kept informed of their investments in the Fund through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of the Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are handled by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, 333 Market Street, San Francisco, CA 94105, acts as independent registered public accountants for the Company.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2003 for the Fund appearing in the Annual Report to Shareholders have been audited by PricewaterhouseCoopers, LLP, independent registered public accountants. Such financial statements are incorporated herein by reference to the Company's Annual Report as filed with the SEC on March 8, 2004.

You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Company at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

                                   APPENDIX A

                                Rated Investments

Corporate Bonds

     Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

          (a)(1) Articles of Incorporation dated October 2, 1997 filed as Exhibit (b)(1) to the Registrant's Initial Registration Statement on Form N-1A, filed on October 7, 1997 (Accession No. 0000943663-97-000252 (the "Initial Registration Statement").

          (2) Articles Supplementary dated August 14, 1998 filed as Exhibit (1)(b) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed on September 18, 1998 (Accession No. 0000943663-98-000317)
                    ("PEA No. 8").

          (3)       Articles of Amendment dated October 8, 2002 filed as Exhibit
                    (a)(3) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed on October 18, 2002 (Accession No. 0001021408-02-012677) ("PEA
                    No. 18").

          (4) Articles Supplementary dated October 8, 2002 filed as Exhibit (a)(4) to PEA No. 18.

          (5) Articles Supplementary dated December 5, 2002 filed as Exhibit (a)(5) to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed on December 30, 2002 (Accession No. 0000898430-02-004686) ("PEA
                    No. 19").

          (6) Articles of Amendment dated December 5, 2002 filed as Exhibit (a)(6) to PEA No. 19.

          (7)       Articles Supplementary dated August 7, 2003 filed as Exhibit
                    (a)(7) to Post Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, filed on August 11, 2003 (Accession No. 0001193125-03-033148) ("PEA
                    No. 22").

          (8) Articles Supplementary dated December 4, 2003 filed as Exhibit (a)(8) to Post Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A, filed on April 29, 2004 (Accession No. 0001193125-04-074220) ("PEA
                    No. 24").

          (b) By-Laws filed as Exhibit (b)(2) to the Registrant's Initial Registration Statement.

          (c)       Not Applicable.

          (d)(1) Amended and Restated Investment Management Agreement dated June 6, 2002, as amended December 5, 2002 between Forward Management, LLC and Forward Funds, Inc. ("the Company") on behalf of the Sierra Club Stock Fund, the Forward Hansberger International Growth Fund, the Forward Hoover Small Cap Equity Fund and the Forward Uniplan Real Estate Investment Fund filed as Exhibit (d)(1) to PEA No. 19.

          (2) Investment Management Agreement dated January 2, 2003, between Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap Fund and the Sierra Club Balanced Fund filed as Exhibit (d)(2) to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, filed on May 1, 2003 (Accession No. 0000898430-03-002730) ("PEA No. 20").

          (3) Investment Management Agreement, between Forward Management, LLC and the Company on behalf of the Forward International Small Companies Fund, dated December 4, 2003 filed as Exhibit (d)(3) to PEA No. 24.

          (4) Form of Investment Management Agreement, between Forward Management, LLC and the Company on behalf of the Forward Global Emerging Markets Fund filed as Exhibit (d)(4) herewith.

          (5) Investment Sub-Advisory Agreement dated February 15, 2000 among Hansberger Global Investors, Inc., the Company and Forward Management, LLC on behalf of the Hansberger International Growth Fund filed as Exhibit (d)(3) to PEA No. 19.

          (6) Amended and Restated Sub-Advisory Agreement dated October 1, 1998, and amended and restated on March 7, 2002 and June 6, 2002 among Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Small Cap Equity Fund filed as Exhibit (d)(4) to PEA No. 20.

          (7) Sub-Advisory Agreement dated May 3, 1999 among Uniplan, Inc., the Company and Forward Management, LLC on behalf of the Uniplan Real Estate Investment Fund filed as Exhibit
                    (d)(5) to PEA No. 19.

          (8) Investment Sub-Advisory Agreement dated December 31, 2002 among Harris Bretall Sullivan & Smith L.L.C., Forward Management, LLC and the Company on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund filed as Exhibit
                    (d)(6) to PEA No. 20.

          (9) Investment Sub-Advisory Agreement dated December 31, 2002 among New York Life Investment Management LLC, the Company and Forward Management, LLC on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund filed as Exhibit
                    (d)(7) to PEA No. 20.

          (10) Sub-Advisory Agreement dated January 2, 2003 between Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap Fund filed as Exhibit (d)(8) to PEA No. 20.

          (11) Sub-Advisory Agreement between Pictet International Management Limited, Forward Management, LLC and the Company on behalf of the Forward International Small Companies Fund dated December 24, 2003 filed as Exhibit (d)(10) to PEA No. 24.

          (12) Form of Sub-Advisory Agreement between Pictet International Management Limited, Forward Management, LLC and the Company on behalf of the Forward Global Emerging Markets Fund filed as Exhibit (d)(12) herewith.

          (e)(1) Distribution Agreement with PFPC Distributors, Inc. dated December 31, 2000 filed as Exhibit (e) to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on May 1, 2001 (Accession No. 0000912057-01-511963) ("PEA No. 15").

          (2) Amended Schedule A to the Distribution Agreement dated December 5, 2002 filed as Exhibit (e)(2) to PEA No. 19.

          (3) Amended Schedule A to the Distribution Agreement, dated December 4, 2003, filed as Exhibit (e)(3) to PEA No. 24.

          (4) Form of Amended Schedule A to the Distribution Agreement, filed as Exhibit (e)(4) herewith.

          (f)       Not Applicable

          (g)(1)    Custodian Agreement dated June 18, 2001 filed as Exhibit
                    (g)(1) to PEA No. 19.

          (2) Appendix B to the Custodian Agreement dated January 31, 2003 filed as Exhibit (g)(2) to PEA No. 20.

          (3) Appendix B to the Custodian Agreement, dated December 23, 2003, filed as Exhibit (g)(3) herewith.

          (4)       Appendix B to the Custodian Agreement, filed as Exhibit
                    (g)(4) herewith.

          (h)(1)(a) Transfer Agency Services Agreement filed as Exhibit
                    (h)(1)(a) to PEA No. 19.

          (b) Anti-Money Laundering and Privacy Amendment to the Transfer Agency and Services Agreement dated July 24, 2002 filed as Exhibit (h)(1)(b) to PEA No. 19.

          (c) Amendment to the Transfer Agency and Services Agreement, dated April 1, 2003, filed as Exhibit (h)(1)(c) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, filed on October 20, 2003 (Accession No. 00011931125-03-063651) ("PEA No. 23").

          (d) Customer Identification Services Amendment to the Transfer Agency and Services Agreement dated (d) October 1, 2003 filed as Exhibit (h)(1)(d) to PEA No. 23.

          (e) Amendment to Transfer Agency and Services Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward International Small Companies Fund, dated December 23, 2003, filed as Exhibit (h)(1)(e) to PEA No. 24.

          (f) Amendment to Transfer Agency and Services Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Global Emerging Markets Fund, filed as Exhibit (h)(1)(f) herewith.

          (2)(a) Amended and Restated Administration Agreement, dated February 1, 2003, filed as Exhibit (h)(2)(a) to PEA No. 23.

          (b) Amendment to the Amended and Restated Administration Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward International Small Companies Fund , dated December 23, 2003 filed as Exhibit (h)(2)(b) to PEA No. 24.

          (c) Amendment to the Amended and Restated Administration Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Global Emerging Markets Fund, filed as Exhibit (h)(2)(b) herewith.

          (3)(a) Shareholder Services Plan dated October 1, 1998 filed as Exhibit (h)(9)(a) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed on February 29, 2000 (Accession No. 0000943663-00-000070) ("PEA
                    No. 13").

          (b) Shareholder Services Plan for Hoover Small Cap Equity Fund Institutional Class filed as Exhibit (h)(9)(b) to PEA No. 13.

          (c) Amended and Restated Shareholder Services Plan filed as Exhibit (h)(9)(c) to PEA No. 13.

          (d) Amended Exhibit A to the Shareholder Services Plan dated December 5, 2002 (relating to Exhibit 3(a) above) filed as Exhibit (h)(3)(d) to PEA No. 19.

          (e) Amended Exhibit A to the Shareholder Services Plan, dated December 4, 2003, (relating to Exhibit 3(a) above), filed as Exhibit (h)(3)(e) to PEA No. 24.

          (4)(a) Expense Limitation Agreement for the Forward Hansberger International Growth Fund dated January 1, 2004 filed as Exhibit (h)(4)(a) to PEA No. 24.

          (b) Expense Limitation Agreement for the Forward Hansberger International Growth Fund dated January 26, 2004 filed as Exhibit (h)(4)(b) to PEA No. 24.

          (c) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Investor Class Shares) dated January 1, 2004 filed as Exhibit (h)(4)(c) to PEA No. 24.

          (d) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Institutional Class Shares) dated January 1, 2004 filed as Exhibit (h)(4)(d) to PEA No. 24.

          (e) Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Investor Class Shares) dated January 1, 2004 filed as Exhibit (h)(4)(e) to PEA No. 24.

          (f) Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund (Institutional Class Shares) dated January 1, 2004 filed as Exhibit (h)(4)(f) to PEA No. 24.

          (g) Expense Limitation Agreement for the Forward International Small Companies Fund (Investor Class Shares) dated January 1, 2004 filed as Exhibit (h)(4)(g) to PEA No. 24.

          (h) Expense Limitation Agreement for the Forward International Small Companies Fund (Institutional Class Shares) dated January 1, 2004 filed as Exhibit (h)(4)(h) to PEA No. 24.

          (i) Expense Limitation Agreement for the Forward Uniplan Real Estate Investment Fund dated January 1, 2004 filed as Exhibit (h)(4)(i) to PEA No. 24.

          (j) Expense Limitation Agreement for the Sierra Club Balanced Fund dated January 1, 2004 filed as Exhibit (h)(4)(j) to PEA No. 24.

          (k) Expense Limitation Agreement for the Sierra Club Balanced Fund dated January 26, 2004 filed as Exhibit (h)(4)(k) to PEA No. 24.

          (l) Expense Limitation Agreement for the Sierra Club Stock Fund dated January 1, 2004 filed as Exhibit (h)(4)(l) to PEA No. 24.

          (m) Expense Limitation Agreement for the Sierra Club Stock Fund dated January 26, 2004 filed as Exhibit (h)(4)(m) to PEA No. 24.

          (n) Form of Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Investor Class Shares) filed as Exhibit (h)(4)(o) to PEA No. 24.

          (o) Form of Expense Limitation Agreement for the Sierra Club Stock Fund (Institutional Class Shares) filed as Exhibit
                    (h)(4)(m) to PEA No. 24.

          (i) Legal Opinion of Dechert LLP, dated October 17, 2003 is filed as Exhibit (i) to PEA No. 23.

          (j)(1) Consent of Independent Registered Public Accounting Firm with respect to the Pictet Global Emerging Markets Fund to be reorganized as the Forward Global Emerging Markets Fund, dated June 28, 2004 is filed as Exhibit (j)(1) herewith.

          (j)(2) Powers of Attorney for Haig G. Mardikian, Leo T. McCarthy, DeWitt Bowman, Donald O'Connor, and Kenneth V. Domingues, each dated September 18, 2003, are filed as Exhibit (j)(2) to PEA No. 23.

          (k)       Not Applicable.

          (l) Initial Subscription Documents filed as Exhibit 23(l) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed on April 23, 1999

                    (Accession No. 0000943663-99-000167) ("PEA No. 12").

          (m)(1)    Rule 12b-1 Plan filed as Exhibit (m) to PEA No. 12.

          (2) Amended Appendix A dated December 5, 2002 to the Rule 12b-1 Plan (Investor Class Shares) filed as Exhibit (m)(2) to PEA No. 19.

          (3) Amended Appendix A to the Rule 12b-1 Plan, dated December 4, 2003, filed as Exhibit (m)(3) to PEA No. 24.

          (n) Amended and Restated Rule 18f-3 Plan filed as Exhibit (n) to PEA No. 13.

          (p)       Codes of Ethics

          (1)       Code of Ethics of Forward Funds, Inc. filed as Exhibit
                    (p)(1) to PEA No. 19.

          (2) Form of Code of Ethics of Forward Management, LLC filed as Exhibit to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A, filed on April 28, 2000 (Accession No. 0000943663-00-000168) ("PEA
                    No. 14")

          (3) Code of Ethics of Hansberger Global Investors, Inc. filed as Exhibit (p)(2) to PEA No. 15.

          (4) Form of Code of Ethics of Hoover Investment Management, LLC filed as Exhibit (p)(4) to PEA No. 14.

          (5)       Form of Code of Ethics of Uniplan, Inc., filed as Exhibit
                    (p)(5) to PEA No. 14.

          (6) Code of Ethics of New York Life Investment Management LLC filed as Exhibit (p)(6) to PEA No. 19.

          (7) Code of Ethics of Harris Bretall Sullivan & Smith, LLC filed as Exhibit (p)(7) to PEA No. 19.

          (8) Code of Ethics for Pictet International Management Limited filed as Exhibit (p)(8) to PEA No. 24.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

-----------------------------------------------------------------------------------
Forward Hansberger International Growth Fund   Sutton Place Associates LLC   97.70%
                                               One Embarcedero Center
                                               Suite 1050
                                               San Francisco, CA 94111

-----------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund           Sutton Place Associates LLC   20.91%
                                               One Embarcedero Center
                                               Suite 1050
                                               San Francisco, CA 94111

-----------------------------------------------------------------------------------
Forward Hoover Mini-Cap Fund                   Sutton Place Associates LLC   70.66%
                                               One Embarcedero Center
                                               Suite 1050
                                               San Francisco, CA 94111

-----------------------------------------------------------------------------------
Forward Uniplan Real Estate Investment Fund    Sutton Place Associates LLC   48.71%
                                               One Embarcedero Center
                                               Suite 1050
                                               San Francisco, CA 94111

-----------------------------------------------------------------------------------
Sierra Club Stock Fund                         Sutton Place Associates LLC   10.77%
                                               One Embarcedero Center
                                               Suite 1050
                                               San Francisco, CA 94111

-----------------------------------------------------------------------------------
Sierra Club Balanced Fund                      Sutton Place Associates LLC   77.77%
                                               One Embarcedero Center
                                               Suite 1050
                                               San Francisco, CA 94111

-----------------------------------------------------------------------------------

ITEM 25. INDEMNIFICATION

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VII of the Company's Articles of Incorporation, and Article VI of the Company's Bylaws provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information as to the directors and officers of the investment adviser and the sub-advisers, together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by the directors and officers of the investment adviser and sub-advisers in the last two years, is included in their applications for registration as investment advisers on Form ADV filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of March 1, 2004:

               AB Funds Trust
               AFBA 5 Star Funds, Inc.
               Atlantic Whitehall Funds Trust
               Forward Funds, Inc
               Harris Insight Funds Trust
               Hillview Investment Trust II
               International Dollar Reserve Fund I, Ltd.
               Kalmar Pooled Investment Trust
               Matthews Asian Funds
               Metropolitan West Funds
               Pictet Funds
               The RBB Fund, Inc.
               RS Investment Trust
               Scudder Investments VIT Funds
               Stratton Growth Fund, Inc.
               Stratton Monthly Dividend REIT Shares, Inc.
               The Stratton Funds, Inc.
               Tomorrow Funds Retirement Trust
               Trainer, Wortham First Mutual Funds
               Van Wagoner Funds
               Weiss, Peck & Greer Funds Trust
               Weiss, Peck & Greer International Fund
               Wilshire Target Funds, Inc.
               WPG Large Cap Growth Fund
               WPG Tudor Fund
               WT Investment Trust

     Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

               BlackRock Provident Institutional Funds
               BlackRock Funds, Inc.

     Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

               Northern Funds Trust
               Northern Institutional Funds Trust

     Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

               ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

     (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

          Brian Burns              -   Chairman, Chief Executive Officer,
                                       Director and President
          Michael Denofrio         -   Director
          Nick Marsini             -   Director
          Rita G. Adler            -   Chief Compliance Officer
          Christine A. Ritch       -   Chief Legal Officer
          Salvatore Faia           -   Secretary and Clerk
          Christopher S. Conner    -   Assistant Secretary and Assistant Clerk
          Bradley A. Stearns       -   Assistant Secretary and Assistant Clerk
          John L. Wilson           -   Assistant Secretary and Assistant Clerk
          John Coary               -   Treasurer
          Douglas D. Castagna      -   Controller and Assistant Treasurer
          Bruno DiStefano          -   Vice President
          Elizabeth T. Holtsbery   -   Vice President
          Susan K. Moscaritolo     -   Vice President

     (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of PFPC Inc. whose principal business addresses are 99 High Street, 27th Floor, Boston, Massachusetts 02110 and 760 Moore Road, King of Prussia, Pennsylvania 19406.

ITEM 29. MANAGEMENT SERVICES

     Not Applicable.

ITEM 30. UNDERTAKINGS

     Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding Shares of beneficial interest and in connection with such meeting to comply with the Shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on this 28th day of June, 2004.

                                         FORWARD FUNDS, INC.


                                         By: /s/ J. Alan Reid, Jr.
                                             -----------------------------------
                                             J. Alan Reid, Jr.,
                                             PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

       SIGNATURE                               TITLE              DATE
       ---------                               -----              ----


/s/ J. Alan Reid, Jr.                 President and Director      June 28, 2004
---------------------------------
J. Alan Reid, Jr.


Haig G. Mardikian*                    Director                    June 28, 2004
---------------------------------
Haig G. Mardikian


Leo T. McCarthy *                     Director                    June 28, 2004
---------------------------------
Leo T. McCarthy


DeWitt Bowman *                       Director                    June 28, 2004
---------------------------------
DeWitt Bowman


Donald O'Connor *                     Director                    June 28, 2004
---------------------------------
Donald O'Connor


Kenneth V. Domingues *                Director                    June 28, 2004
---------------------------------
Kenneth V. Domingues


/s/ John McGowan                      Treasurer                   June 28, 2004
---------------------------------
John McGowan


*By: /s/ Mary Curran
     ---------------------------------
     Mary Curran
     Attorney-in-Fact

                                  Exhibit List

Exhibit
-------

(d)(4) Form of Investment Management Agreement, between Forward Management, LLC and the Company on behalf of the Forward Global Emerging Markets Fund.

(d)(12) Form of Sub-Advisory Agreement between Pictet International Management Limited, Forward Management, LLC and the Company on behalf of the Forward Global Emerging Markets Fund.

(e)(4)    Form of Amended Schedule A to the Distribution Agreement.

(g)(4)    Form of Appendix B to the Custodian Agreement.

(h)(1)(f) Form of Amendment to Transfer Agency and Services Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Global Emerging Markets Fund.

(h)(2)(c) Form of Amendment to the Amended and Restated Administration Agreement between Forward Funds, Inc. and PFPC Inc. on behalf of the Forward Global Emerging Markets Fund.

(h)(4)(n) Form of Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Investor Class Shares).

(h)(4)(o) Form of Expense Limitation Agreement for the Forward Global Emerging Markets Fund (Institutional Class Shares).

(j)(1) Consent of Independent Registered Public Accounting Firm with respect to the Pictet Global Emerging Markets Fund to be reorganized as the Forward Global Emerging Markets Fund, dated June 28, 2004.